UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.


                                  FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 or 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 30, 2002
                               --------------
              Date of Report (Date of earliest event reported)



                           KLEENAIR SYSTEMS, INC.
                     ----------------------------------
             (Exact Name of Registrant as specified in Charter)



                       Commission File No. 033-03362



          Nevada                                       87-0431043
   ----------------------------                  -------------------
   (State of Other Jurisdiction                    (I.R.S. Employer
     of Incorporation)                             Identification No.)




1711 Langley Avenue, Irvine, California                 92714
---------------------------------------              ------------
(Address of Principal Executive Office)               (Zip Code)


   Registrant's Telephone Number, Including Area Code: (949) 955-3492






Item 2. Acquisition or Disposition of Assets


      Pursuant to an Agreement and Plan of Reorganization (the
"Agreement") entered into March 1, 2002 between KleenAir Systems, Inc. ("KAIR" or the "Registrant"), a Nevada corporation, and the share holders of Carbon Cloth Technologies, Inc. ("CCT"), a California corporation, 100% of the outstanding shares of common stock of CCT are to be exchanged for 1,000,000 new shares of common stock of KAIR in a transaction in which CCT effectively became the wholly owned subsidiary of KAIR.

      The Agreement was adopted by the unanimous consent of the Board of Directors of each corporation and of the shareholders of record holding greater than 67% of CCT on April 18, 2002.

      Prior to the merger, CCT had 6,000,000 shares of common stock outstanding all of which shares 6,000,000 (or 100% of the outstanding shares) were exchanged by the shareholders of CCT for 1,000,000 shares of common stock of KAIR. By virtue of the exchange, CCT shareholders acquired approximately six percent (6%) of the issued and outstanding common stock of KAIR. There was no change of control of KAIR. Subsequent to the closing of the Agreement transaction, the Registrant then had a total of approximately 17,000,000 shares of common stock issued and outstanding.

      Prior to the effectiveness of the Agreement, KAIR had an aggregate of approximately 16,000,000 shares of common stock, par value $.001, issued and outstanding.

      One of the officers and directors of CCT became Vice President of Marketing of KAIR subsequent to the Agreement and all other officers and directors of CCT resigned their positions in CCT.

      The business to be conducted by CCT after closing of the Agreement is the business of engineering, manufacturing and marketing of thermal insulation devices for vehicles, including but not limited to insulation devices to maintain the heat required to cause the catalytic converters on diesel engines to operate and reduce polluting emissions. Many of the customers of CCT are the same as KAIR's presently or on the list of target customers for KAIR.

      A copy of the Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.



Item 7. Financial Statement, Pro Forma Information and Exhibits


    (a)   Financial Statements of Business Acquired

     The financial statements of CCT for the periods required by Rule 3-05(b) of Regulation S-X will be filed by amendment to this Form 8-K on or before July 15, 2002.

    (b)   Pro Forma Financial Information

     The pro forma financial information required by Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before July 15, 2002.

    (c)   Exhibits

     Number                           Description
     ------                           -----------

      2.1 Agreement and Plan of Reorganization, dated as of March 1, 2002, by and among KleenAir Systems, Inc., a Nevada corporation, and Carbon Cloth Technologies, Inc., a
              California corporation ("CCT"), and the owners of all the outstanding shares of common stock of CCT. (Schedules and Exhibits omitted.)


      2.2     Amendment to the Agreement and Plan of Reorganization.


     99.1     Press release dated April 10, 2002.


     99.2     Press release dated April 30, 2002.





                                 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KLEENAIR SYSTEMS, INC.

Date:  05/14/02                         By: /s/ LIONEL SIMONS
                                            Lionel Simons
                                            President